Exhibit 10.7

GUARANTY

          THIS GUARANTY, is entered into as of February 23, 2009, by Cornerworld Corporation (“Parent”), Cornerworld Inc. (“CW”), Enversa Companies LLC (“Enversa”), Woodland Holdings Corp. (“Buyer”), West Michigan Co-Location Services, LLC (“West Michigan”), Woodland Wireless Solutions Ltd. (“Woodland Wireless”), T2 TV, LLC (“T2”) and S Squared, LLC (“Ranger”, and together with Parent, CW, Enversa, Buyer, West Michigan, Woodland Wireless and T2 (the “Guarantors”), in favor of and for the benefit of Ned B. Timmer (the “Lender”).

RECITALS

          The Lender has made or will make one or more loans (the “Loans”) to Cornerworld Corporation, a Nevada corporation, and Woodland Holdings Corp., a Delaware limited liability company (the “Borrower”), pursuant to the Secured Debenture, dated as of the date hereof (as amended, supplemented or modified from time to time, the “Debenture”) among the Borrower and the Lender. The Guarantors, being affiliated with the Borrower, acknowledges and agrees that the Guarantors have received and will receive direct and indirect benefits from the extension of the Loans made to the Borrower. The Guarantors wish to grant the Lender security and assurance in order to secure the payment and performance by the Borrower of all of its present and future Obligations (as that term is defined below), and, to that effect, to guaranty the Borrower’s Obligations as set forth herein. Accordingly, the Guarantors hereby agree as follows:

          1. Guaranty.

               (a) The Guarantors hereby unconditionally and irrevocably guarantee to the Lender the full and punctual payment by the Borrower, when due, whether at the stated due date, by acceleration or otherwise of all Obligations (as defined below) of the Borrower, howsoever created, arising or evidenced, voluntary or involuntary, whether direct or indirect, absolute or contingent now or hereafter existing or owing to the Lender, (collectively, the “Guaranteed Obligations”). This Guaranty is an absolute, unconditional, continuing guaranty of payment and not of collection of the Guaranteed Obligations and includes Guaranteed Obligations arising from successive transactions which shall either continue such Guaranteed Obligations or from time to time renew such Guaranteed Obligations after the same has been satisfied. This Guaranty is in no way conditioned upon any attempt to collect from the Borrower or upon any other event or contingency, and shall be binding upon and enforceable against the Guarantors without regard to the validity or enforceability of any document, instrument or agreement evidencing or governing the Obligations or any other agreement or instrument executed in connection therewith (including, without limitation, this Guaranty) or contemplated thereby (each, a “Credit Document” and, collectively, the “Credit Documents”). If for any reason the Borrower shall fail or be unable duly and punctually to pay any of the Guaranteed Obligations (including, without limitation, amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), the Guarantors will forthwith pay the same, in cash. As used herein “Obligations” shall mean all obligations, liabilities and indebtedness of the Borrower to the Lender under the Debenture. The liability of the Guarantors under this Guaranty shall be limited in amount to $3,100,000.

               (b) In the event any Credit Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Borrower or any of their properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, the Guarantors’ obligations hereunder shall continue to the same extent as if such Credit Document had not been so rejected.

               (c) The Guarantors agree to pay all reasonable costs, expenses (including, without limitation, attorneys’ fees and disbursements) and damages incurred in connection with the enforcement of the Guaranteed Obligations of the Borrower to the extent that such costs, expenses and damages are not paid by the Borrower pursuant to the respective Credit Documents.

               (d) The Guarantors further agree that if any payment made by the Borrower or the Guarantors to the Lender on any Guaranteed Obligation is rescinded, recovered from or repaid by the Lender, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower or Guarantors, this Guaranty shall continue to be fully applicable to such Guaranteed Obligation to the same extent as though the payment so recovered or repaid had never originally been made on such Guaranteed Obligation regardless of, and, without giving effect to, any discharge or release of the Guarantors’ obligations hereunder granted by the Lender after the date hereof.

          2. Guaranty Continuing, Absolute, Unconditional. The obligations of the Guarantors hereunder shall be continuing, absolute, unlimited and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Guarantors may have against the Lender or the Borrower or any other person, and shall remain in full force and effect without regard to, and, to the fullest extent permitted by applicable law, shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not the Guarantors shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense.

          3. Waivers. The Guarantors unconditionally and irrevocably waive, to the fullest extent permitted by applicable law: (a) notice of any of the matters referred to in Section 2; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Guarantors hereunder, including, without limitation, notice of the acceptance of this Guaranty, or the creation, renewal, extension, modification or accrual of the Guaranteed Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under any Credit Document; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Credit Document, including, without limitation, diligence in collection or protection of or realization upon the Guaranteed Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default by the Borrower under any Credit Document; (f) the occurrence of every other condition precedent to which the Guarantors or the Borrower may otherwise be entitled; (g) the right to require the Lender to proceed against the Borrower or any other person liable on the Guaranteed Obligations, to proceed against or exhaust any security held by the Borrower or any other person, or to pursue any other remedy in the Lender’s power whatsoever; (h) the right to have the property of the Borrower first applied to the discharge of the Guaranteed Obligations and (i) until such time that all Guaranteed Obligations have been indefeasibly paid in full, any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating the Guarantors to the rights of the Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by the Guarantors under or in connection with this Guaranty or otherwise. The Lender may, at its election, exercise any right or remedy it may have against the Borrower without affecting or impairing in any way the liability of the Guarantors hereunder and the Guarantors waive, to the fullest extent permitted by applicable law, any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantors against the Borrower, whether resulting from such election by the Lender or otherwise. The Guarantors waive any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation for any cause whatsoever of the liability, either in whole or in part, of the Borrower to the Lender for the Guaranteed Obligations. The Guarantors assume the responsibility for being and keeping informed of the financial condition of the Borrower and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and agrees that the Lender shall not have any duty to advise the Guarantors of information regarding any condition or circumstance or any change in such condition or circumstance. The Guarantors acknowledge that the Lender has not made any representations to the Guarantors concerning the financial condition of the Borrower.

          4. Security. The Guaranteed Obligations are secured by collateral more fully described in the Credit Documents and the Debenture.

          5. Parties. This Guaranty shall inure to the benefit of the Lender and its successors, assigns or transferees, and shall be binding upon the Guarantors and its successors and assigns. Guarantors may not delegate any of Guarantors’ duties under this Guaranty without the prior written consent of the Lender.

          6. Notices. Any notice shall be given in the manner, to the addresses and with the effect set forth in Section 7(a) of the Debenture.

          7. Right to Deal with the Borrower. At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of the Guarantors hereunder, the Lender may deal with the Borrower in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other things, to grant the Borrower, without notice or demand and without affecting the Guarantors’ liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of indebtedness or any part thereof contained in or arising under any Credit Document or any other document evidencing Obligations of the Borrower to the Lender, or to waive any obligation of the Borrower to perform, any act or acts as the Lender may deem advisable.

          8. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          9. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THE GUARANTORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF MICHIGAN AND ANY COURT IN THE STATE OF MICHIGAN, AND CONSENT TO THE PLACING OF VENUE IN OTTAWA COUNTY, MICHIGAN, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTORS HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT THE GUARANTORS ARE NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTY OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTORS AGREE (I) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (II) NOT TO ASSERT ANY COUNTERCLAIM, IN ANY SUCH SUIT, ACTION OR PROCEEDING UNLESS SUCH COUNTERCLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION. THE GUARANTORS AGREE THAT SERVICE OF PROCESS MAY BE MADE UPON THE GUARANTORS BY CERTIFIED OR REGISTERED MAIL

TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTY OR ANY METHOD AUTHORIZED BY THE LAWS OF MICHIGAN. NOTHING HEREIN SHALL AFFECT ANY RIGHT THAT THE PARTIES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY IN THE COURTS OF ANY OTHER JURISDICTION. THE GUARANTORS IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          10. Miscellaneous. (a) If any term of this Guaranty or any application hereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby. (b) Any term of this Guaranty may be amended, waived, discharged or terminated only by an instrument in writing signed by the Guarantors and the Lender. No notice to or demand on the Guarantors shall be deemed to be a waiver of the obligations of the Guarantors or of the right of the Lender to take further action without notice or demand as provided in this Guaranty. No course of dealing between the Guarantors and the Lender shall change, modify or discharge, in whole or in part, this Guaranty or any obligations of the Guarantors hereunder. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by the Lender and if so given shall only be effective in the specific instance in which given. (c) The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof. (d) No delay or omission by the Lender in the exercise of any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right. (e) The execution and delivery of this Guaranty shall not supersede, terminate, modify or supplement in any manner any other guaranty previously executed and delivered to the Lender by the Guarantors and no release or termination of any guaranty shall be construed to terminate or release any other guaranty unless such guaranty is specifically referred to in any such termination.

          11. Joint and Several Obligations. All Obligations, agreements and liabilities of the Guarantors under this Guaranty shall be joint and several.

[Signature page follows]

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the day and year first above written.

CORNERWORLD CORPORATION

By:	/s/ Scott Beck
Name:	Scott Beck
Title:	Chairman and Chief Executive Officer

CORNERWORLD, INC.

By:	/s/ Scott Beck
Name:	Scott Beck
Title:	Chief Executive Officer and President

ENVERSA COMPANIES LLC

By:	/s/ Scott Beck
Name:	Scott Beck
Title:	Chief Executive Officer and President

WOODLAND HOLDINGS CORP.

BY: CORNERWORLD CORPORATION, ITS SOLE MEMBER

By:	/s/ Scott Beck
Name:	Scott Beck
Title:	Chief Executive Officer and President

WOODLAND WIRELESS SOLUTIONS, LTD.

By:	/s/ Scott Beck
Name:	Scott Beck
Title:	Chief Executive Officer and President

S SQUARED, LLC

By:	/s/ Scott Beck
Name:	Scott Beck
Title:	Chief Executive Officer and President

Signature page to Guaranty for Debenture

WEST MICHIGAN CO-LOCATION SERVICES, LLC

By:	/s/ Scott Beck
	Name:	Scott Beck
	Title:	Chief Executive Officer and President

T2 TV, LLC

By:	/s/ Scott Beck
	Name:	Scott Beck
	Title:	Chief Executive Officer and President

Signature page to Guaranty for Debenture